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                                                                           EX-99

                                CERTIFICATION OF
                           PRINCIPAL EXECUTIVE OFFICER
                                       AND
                          PRINCIPAL ACCOUNTING OFFICER

                        PURSUANT TO 18 O.K. SECTION 1350


In connection with the accompanying Annual Report on Form 10-KSB (the `Report") of Amplidyne, Inc. (the "Company") for the year end December 31, 2002, I Devendar S. Bains, Chief Executive Officer and Principal Accounting Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2 The information contained in the report, fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Devendar S. Bains                                            April 15, 2003
-----------------------
Devendar S. Bains
Chief Executive Officer and Principal Accounting Officer